Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2022

Financial Highlights
	Quarter Ended
	March 31		%
(Dollars in millions, except per share data, shares in thousands)	2022	2021	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,383	$3,522	(3.9)%
Interest expense	174	209	(16.7)
Net interest income - taxable equivalent	3,209	3,313	(3.1)
Less: Taxable-equivalent adjustment	26	28	(7.1)
Net interest income	3,183	3,285	(3.1)
Provision for credit losses	(95)	48	NM
Net interest income after provision for credit losses	3,278	3,237	1.3
Noninterest income	2,142	2,197	(2.5)
Noninterest expense	3,674	3,610	1.8
Income before income taxes	1,746	1,824	(4.3)
Provision for income taxes	330	351	(6.0)
Net income	1,416	1,473	(3.9)
Noncontrolling interests	1	(4)	(125.0)
Net income available to the bank holding company	1,415	1,477	(4.2)
Preferred stock dividends and other	88	143	(38.5)
Net income available to common shareholders	1,327	1,334	(0.5)
Per Common Share Data
Earnings per share-basic	$1.00	$0.99	1.0%
Earnings per share-diluted	0.99	0.98	1.0
Earnings per share-adjusted diluted (2)	1.23	1.18	4.2
Cash dividends declared	0.48	0.45	6.7
Common shareholders’ equity	43.82	45.17	(3.0)
Tangible common shareholders’ equity (2)	21.87	25.53	(14.3)
End of period shares outstanding	1,331,414	1,344,845	(1.0)
Weighted average shares outstanding-basic	1,329,037	1,345,666	(1.2)
Weighted average shares outstanding-diluted	1,341,563	1,358,932	(1.3)
Performance Ratios
Return on average assets	1.07%	1.17%
Return on average risk-weighted assets (current period is preliminary)	1.46	1.58
Return on average common shareholders’ equity	9.0	8.7
Return on average tangible common shareholders’ equity (2)	18.6	16.4
Net interest margin - taxable equivalent	2.76	3.01
Fee income ratio	40.2	40.1
Efficiency ratio-GAAP	69.0	65.8
Efficiency ratio-adjusted (2)	58.3	56.9
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.21%	0.25%
Loans and leases plus foreclosed property	0.38	0.42
Net charge-offs as a percentage of average loans and leases	0.25	0.33
Allowance for loan and lease losses as a percentage of LHFI	1.44	1.94
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.99x	4.84x
Average Balances
Assets	$535,981	$508,833	5.3%
Securities (3)	152,687	122,246	24.9
Loans and leases	292,484	299,541	(2.4)
Deposits	415,238	383,185	8.4
Common shareholders’ equity	60,117	62,252	(3.4)
Total shareholders’ equity	66,798	70,047	(4.6)
Period-End Balances
Assets	$543,979	$517,537	5.1%
Securities (3)	146,415	123,807	18.3
Loans and leases	294,248	297,179	(1.0)
Deposits	428,328	395,562	8.3
Common shareholders’ equity	58,348	60,752	(4.0)
Total shareholders’ equity	65,044	67,876	(4.2)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.4%	10.1%
Tier 1	11.0	12.0
Total	13.0	14.3
Leverage	8.6	9.4
Supplementary leverage	7.3	8.3
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2022	2021	2021	2021	2021
Summary Income Statement
Interest income - taxable equivalent (1)	$3,383	$3,435	$3,454	$3,471	$3,522
Interest expense	174	168	193	198	209
Net interest income - taxable equivalent	3,209	3,267	3,261	3,273	3,313
Less: Taxable-equivalent adjustment	26	24	28	28	28
Net interest income	3,183	3,243	3,233	3,245	3,285
Provision for credit losses	(95)	(103)	(324)	(434)	48
Net interest income after provision for credit losses	3,278	3,346	3,557	3,679	3,237
Noninterest income	2,142	2,323	2,365	2,405	2,197
Noninterest expense	3,674	3,700	3,795	4,011	3,610
Income before income taxes	1,746	1,969	2,127	2,073	1,824
Provision for income taxes	330	367	423	415	351
Net income	1,416	1,602	1,704	1,658	1,473
Noncontrolling interests	1	—	—	1	(4)
Net income available to the bank holding company	1,415	1,602	1,704	1,657	1,477
Preferred stock dividends and other	88	78	88	98	143
Net income available to common shareholders	1,327	1,524	1,616	1,559	1,334
Per Common Share Data
Earnings per share-basic	$1.00	$1.15	$1.21	$1.16	$0.99
Earnings per share-diluted	0.99	1.13	1.20	1.16	0.98
Earnings per share-adjusted diluted (2)	1.23	1.38	1.42	1.55	1.18
Cash dividends declared	0.48	0.48	0.48	0.45	0.45
Common shareholders’ equity	43.82	47.14	46.62	46.20	45.17
Tangible common shareholders’ equity (2)	21.87	25.47	26.34	26.50	25.53
End of period shares outstanding	1,331,414	1,327,818	1,334,892	1,334,770	1,344,845
Weighted average shares outstanding-basic	1,329,037	1,329,979	1,334,825	1,338,302	1,345,666
Weighted average shares outstanding-diluted	1,341,563	1,343,029	1,346,854	1,349,492	1,358,932
Performance Ratios
Return on average assets	1.07%	1.19%	1.28%	1.28%	1.17%
Return on average risk-weighted assets (current quarter is preliminary)	1.46	1.64	1.77	1.76	1.58
Return on average common shareholders’ equity	9.0	9.8	10.2	10.1	8.7
Return on average tangible common shareholders’ equity (2)	18.6	18.9	19.3	18.9	16.4
Net interest margin - taxable equivalent	2.76	2.76	2.81	2.88	3.01
Fee income ratio	40.2	41.7	42.2	42.6	40.1
Efficiency ratio-GAAP	69.0	66.5	67.8	71.0	65.8
Efficiency ratio-adjusted (2)	58.3	56.0	57.9	56.1	56.9
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.21%	0.21%	0.23%	0.23%	0.25%
Loans and leases plus foreclosed property	0.38	0.39	0.40	0.39	0.42
Net charge-offs as a percentage of average loans and leases	0.25	0.25	0.19	0.20	0.33
Allowance for loan and lease losses as a percentage of LHFI	1.44	1.53	1.65	1.79	1.94
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.99x	4.07x	4.35x	4.83x	4.84x
Average Balances
Assets	$535,981	$534,911	$526,685	$518,774	$508,833
Securities (3)	152,687	153,405	146,272	135,647	122,246
Loans and leases	292,484	291,074	290,338	292,965	299,541
Deposits	415,238	410,966	402,728	396,255	383,185
Common shareholders’ equity	60,117	61,807	62,680	61,709	62,252
Total shareholders’ equity	66,798	68,480	69,353	68,665	70,047
Period-End Balances
Assets	$543,979	$541,241	$529,884	$521,964	$517,537
Securities (3)	146,415	154,617	151,038	139,879	123,807
Loans and leases	294,248	294,325	290,655	289,494	297,179
Deposits	428,328	416,488	405,857	398,279	395,562
Common shareholders’ equity	58,348	62,598	62,227	61,663	60,752
Total shareholders’ equity	65,044	69,271	68,900	68,336	67,876
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.4%	9.6%	10.1%	10.2%	10.1%
Tier 1	11.0	11.3	11.9	12.0	12.0
Total	13.0	13.2	13.9	14.2	14.3
Leverage	8.6	8.7	9.0	9.1	9.4
Supplementary leverage	7.3	7.4	7.8	7.9	8.3
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management’s reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended
	March 31		Change
(Dollars in millions, except per share data, shares in thousands)	2022	2021	$	%
Interest Income
Interest and fees on loans and leases	$2,644	$3,002	$(358)	(11.9)%
Interest on securities	640	443	197	44.5
Interest on other earning assets	73	49	24	49.0
Total interest income	3,357	3,494	(137)	(3.9)
Interest Expense
Interest on deposits	32	47	(15)	(31.9)
Interest on long-term debt	132	148	(16)	(10.8)
Interest on other borrowings	10	14	(4)	(28.6)
Total interest expense	174	209	(35)	(16.7)
Net Interest Income	3,183	3,285	(102)	(3.1)
Provision for credit losses	(95)	48	(143)	NM
Net Interest Income After Provision for Credit Losses	3,278	3,237	41	1.3
Noninterest Income
Insurance income	727	626	101	16.1
Investment banking and trading income	261	346	(85)	(24.6)
Wealth management income	343	341	2	0.6
Service charges on deposits	252	258	(6)	(2.3)
Card and payment related fees	212	200	12	6.0
Residential mortgage income	89	100	(11)	(11.0)
Lending related fees	85	100	(15)	(15.0)
Operating lease income	58	68	(10)	(14.7)
Commercial mortgage income	32	33	(1)	(3.0)
Income from bank-owned life insurance	51	50	1	2.0
Securities gains (losses)	(69)	—	(69)	NM
Other income	101	75	26	34.7
Total noninterest income	2,142	2,197	(55)	(2.5)
Noninterest Expense
Personnel expense	2,051	2,142	(91)	(4.2)
Professional fees and outside processing	363	350	13	3.7
Software expense	232	210	22	10.5
Net occupancy expense	208	209	(1)	(0.5)
Amortization of intangibles	137	144	(7)	(4.9)
Equipment expense	118	113	5	4.4
Marketing and customer development	84	66	18	27.3
Operating lease depreciation	48	50	(2)	(4.0)
Loan-related expense	44	54	(10)	(18.5)
Regulatory costs	35	25	10	40.0
Merger-related and restructuring charges	216	141	75	53.2
Loss (gain) on early extinguishment of debt	—	(3)	3	(100.0)
Other expense	138	109	29	26.6
Total noninterest expense	3,674	3,610	64	1.8
Earnings
Income before income taxes	1,746	1,824	(78)	(4.3)
Provision for income taxes	330	351	(21)	(6.0)
Net income	1,416	1,473	(57)	(3.9)
Noncontrolling interests	1	(4)	5	(125.0)
Net income available to the bank holding company	1,415	1,477	(62)	(4.2)
Preferred stock dividends and other	88	143	(55)	(38.5)
Net income available to common shareholders	$1,327	$1,334	$(7)	(0.5)%
Earnings Per Common Share
Basic	$1.00	$0.99	$0.01	1.0%
Diluted	0.99	0.98	0.01	1.0
Weighted Average Shares Outstanding
Basic	1,329,037	1,345,666	(16,629)	(1.2)
Diluted	1,341,563	1,358,932	(17,369)	(1.3)
NM - not meaningful

Truist Financial Corporation 3

20

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2022	2021	2021	2021	2021
Interest Income
Interest and fees on loans and leases	$2,644	$2,753	$2,825	$2,901	$3,002
Interest on securities	640	602	548	497	443
Interest on other earning assets	73	56	53	45	49
Total interest income	3,357	3,411	3,426	3,443	3,494
Interest Expense
Interest on deposits	32	32	33	36	47
Interest on long-term debt	132	127	151	147	148
Interest on other borrowings	10	9	9	15	14
Total interest expense	174	168	193	198	209
Net Interest Income	3,183	3,243	3,233	3,245	3,285
Provision for credit losses	(95)	(103)	(324)	(434)	48
Net Interest Income After Provision for Credit Losses	3,278	3,346	3,557	3,679	3,237
Noninterest Income
Insurance income	727	666	645	690	626
Investment banking and trading income	261	377	316	402	346
Wealth management income	343	350	356	345	341
Service charges on deposits	252	273	276	253	258
Card and payment related fees	212	224	225	225	200
Residential mortgage income	89	159	179	117	100
Lending related fees	85	81	74	94	100
Operating lease income	58	71	57	66	68
Commercial mortgage income	32	45	54	47	33
Income from bank-owned life insurance	51	44	43	46	50
Securities gains (losses)	(69)	—	—	—	—
Other income	101	33	140	120	75
Total noninterest income	2,142	2,323	2,365	2,405	2,197
Noninterest Expense
Personnel expense	2,051	2,096	2,187	2,207	2,142
Professional fees and outside processing	363	379	372	341	350
Software expense	232	238	251	246	210
Net occupancy expense	208	186	187	182	209
Amortization of intangibles	137	143	145	142	144
Equipment expense	118	124	154	122	113
Marketing and customer development	84	68	94	66	66
Operating lease depreciation	48	46	47	47	50
Loan-related expense	44	51	52	55	54
Regulatory costs	35	38	43	31	25
Merger-related and restructuring charges	216	212	172	297	141
Loss (gain) on early extinguishment of debt	—	(1)	—	—	(3)
Other expense	138	120	91	275	109
Total noninterest expense	3,674	3,700	3,795	4,011	3,610
Earnings
Income before income taxes	1,746	1,969	2,127	2,073	1,824
Provision for income taxes	330	367	423	415	351
Net income	1,416	1,602	1,704	1,658	1,473
Noncontrolling interests	1	—	—	1	(4)
Net income available to the bank holding company	1,415	1,602	1,704	1,657	1,477
Preferred stock dividends and other	88	78	88	98	143
Net income available to common shareholders	$1,327	$1,524	$1,616	$1,559	$1,334
Earnings Per Common Share
Basic	$1.00	$1.15	$1.21	$1.16	$0.99
Diluted	0.99	1.13	1.20	1.16	0.98
Weighted Average Shares Outstanding
Basic	1,329,037	1,329,979	1,334,825	1,338,302	1,345,666
Diluted	1,341,563	1,343,029	1,346,854	1,349,492	1,358,932

4 Truist Financial Corporation

Consolidated Ending Balance Sheets - Five Quarter Trend
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Assets
Cash and due from banks	$5,516	$5,085	$4,656	$5,077	$5,097
Interest-bearing deposits with banks	23,606	15,210	15,171	21,480	27,035
Securities borrowed or purchased under resale agreements	2,322	4,028	1,919	1,242	1,349
Trading assets at fair value	5,920	4,423	6,972	5,945	5,094
Securities available for sale at fair value	84,753	153,123	151,038	139,879	123,807
Securities held to maturity at amortized cost	61,662	1,494	—	—	—
Loans and leases:
Commercial:
Commercial and industrial	141,060	138,762	133,791	135,881	140,315
CRE	22,774	23,951	24,309	25,399	25,899
Commercial construction	5,220	4,971	5,689	6,160	6,559
Consumer:
Residential mortgage	48,171	47,852	46,691	44,036	44,298
Residential home equity and direct	24,853	25,066	25,222	25,334	25,333
Indirect auto	25,756	26,441	26,923	26,696	26,438
Indirect other	11,043	10,883	11,155	11,039	10,631
Student	6,514	6,780	7,059	7,341	7,478
Credit card	4,690	4,807	4,683	4,599	4,560
Total loans and leases held for investment	290,081	289,513	285,522	286,485	291,511
Loans held for sale	4,167	4,812	5,133	3,009	5,668
Total loans and leases	294,248	294,325	290,655	289,494	297,179
Allowance for loan and lease losses	(4,170)	(4,435)	(4,702)	(5,121)	(5,662)
Premises and equipment	3,662	3,700	3,719	3,699	3,787
Goodwill	26,284	26,098	24,891	24,374	24,356
Core deposit and other intangible assets	3,693	3,408	2,930	2,665	2,825
Loan servicing rights at fair value	3,013	2,633	2,584	2,231	2,365
Other assets	33,470	32,149	30,051	30,999	30,305
Total assets	$543,979	$541,241	$529,884	$521,964	$517,537
Liabilities
Deposits:
Noninterest-bearing deposits	$150,446	$145,892	$143,595	$138,623	$136,555
Interest checking	119,572	115,754	108,954	107,993	107,082
Money market and savings	143,834	138,956	136,633	134,118	132,733
Time deposits	14,476	15,886	16,675	17,545	19,192
Total deposits	428,328	416,488	405,857	398,279	395,562
Short-term borrowings	5,147	5,292	5,226	5,652	5,889
Long-term debt	33,773	35,913	37,837	37,969	37,753
Other liabilities	11,687	14,277	12,064	11,728	10,457
Total liabilities	478,935	471,970	460,984	453,628	449,661
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	7,124
Common stock	6,657	6,639	6,674	6,674	6,724
Additional paid-in capital	34,539	34,565	34,977	34,898	35,360
Retained earnings	23,687	22,998	22,114	21,139	20,184
Accumulated other comprehensive loss	(6,535)	(1,604)	(1,538)	(1,048)	(1,516)
Noncontrolling interests	23	—	—	—	—
Total shareholders’ equity	65,044	69,271	68,900	68,336	67,876
Total liabilities and shareholders’ equity	$543,979	$541,241	$529,884	$521,964	$517,537

Truist Financial Corporation 5

Average Balance Sheets
	Quarter Ended
	March 31		Change
(Dollars in millions)	2022	2021	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$9,890	$1,759	$8,131	NM
U.S. government-sponsored entities (GSE)	1,120	1,839	(719)	(39.1)%
Mortgage-backed securities issued by GSE	137,052	118,171	18,881	16.0
States and political subdivisions	374	444	(70)	(15.8)
Non-agency mortgage-backed	4,224	—	4,224	NM
Other	27	33	(6)	(18.2)
Total securities	152,687	122,246	30,441	24.9
Loans and leases:
Commercial:
Commercial and industrial	138,872	141,026	(2,154)	(1.5)
CRE	23,555	26,211	(2,656)	(10.1)
Commercial construction	5,046	6,557	(1,511)	(23.0)
Consumer:
Residential mortgage	47,976	45,823	2,153	4.7
Residential home equity and direct	24,883	25,658	(775)	(3.0)
Indirect auto	26,088	26,363	(275)	(1.0)
Indirect other	10,860	10,848	12	0.1
Student	6,648	7,519	(871)	(11.6)
Credit card	4,682	4,645	37	0.8
Total loans and leases held for investment	288,610	294,650	(6,040)	(2.0)
Loans held for sale	3,874	4,891	(1,017)	(20.8)
Total loans and leases	292,484	299,541	(7,057)	(2.4)
Interest earning trading assets	5,837	4,742	1,095	23.1
Other earning assets	18,932	17,417	1,515	8.7
Total earning assets	469,940	443,946	25,994	5.9
Nonearning assets	66,041	64,887	1,154	1.8
Total assets	$535,981	$508,833	$27,148	5.3%
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$145,933	$128,579	$17,354	13.5%
Interest checking	112,159	104,744	7,415	7.1
Money market and savings	141,500	129,303	12,197	9.4
Time deposits	15,646	20,559	(4,913)	(23.9)
Total deposits	415,238	383,185	32,053	8.4
Short-term borrowings	6,944	6,731	213	3.2
Long-term debt	35,337	37,820	(2,483)	(6.6)
Other liabilities	11,664	11,050	614	5.6
Total liabilities	469,183	438,786	30,397	6.9
Shareholders’ equity	66,798	70,047	(3,249)	(4.6)
Total liabilities and shareholders’ equity	$535,981	$508,833	$27,148	5.3%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

6 Truist Financial Corporation

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Assets
Securities at amortized cost (1):
U.S. Treasury	$9,890	$9,891	$9,699	$9,070	$1,759
U.S. government-sponsored entities (GSE)	1,120	1,686	1,830	1,840	1,839
Mortgage-backed securities issued by GSE	137,052	137,651	132,890	124,251	118,171
States and political subdivisions	374	410	425	437	444
Non-agency mortgage-backed	4,224	3,738	1,398	17	—
Other	27	29	30	32	33
Total securities	152,687	153,405	146,272	135,647	122,246
Loans and leases:
Commercial:
Commercial and industrial	138,872	134,804	134,942	138,539	141,026
CRE	23,555	24,396	24,849	25,645	26,211
Commercial construction	5,046	5,341	5,969	6,359	6,557
Consumer:
Residential mortgage	47,976	47,185	45,369	43,605	45,823
Residential home equity and direct	24,883	25,146	25,242	25,238	25,658
Indirect auto	26,088	26,841	26,830	26,444	26,363
Indirect other	10,860	10,978	11,112	10,797	10,848
Student	6,648	6,884	7,214	7,396	7,519
Credit card	4,682	4,769	4,632	4,552	4,645
Total loans and leases held for investment	288,610	286,344	286,159	288,575	294,650
Loans held for sale	3,874	4,730	4,179	4,390	4,891
Total loans and leases	292,484	291,074	290,338	292,965	299,541
Interest earning trading assets	5,837	6,772	5,809	5,061	4,742
Other earning assets	18,932	19,634	19,331	21,592	17,417
Total earning assets	469,940	470,885	461,750	455,265	443,946
Nonearning assets	66,041	64,026	64,935	63,509	64,887
Total assets	$535,981	$534,911	$526,685	$518,774	$508,833
Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$145,933	$146,492	$141,738	$137,892	$128,579
Interest checking	112,159	110,506	107,802	106,121	104,744
Money market and savings	141,500	137,676	136,094	134,029	129,303
Time deposits	15,646	16,292	17,094	18,213	20,559
Total deposits	415,238	410,966	402,728	396,255	383,185
Short-term borrowings	6,944	6,433	5,360	6,168	6,731
Long-term debt	35,337	37,623	37,329	36,873	37,820
Other liabilities	11,664	11,409	11,915	10,813	11,050
Total liabilities	469,183	466,431	457,332	450,109	438,786
Shareholders’ equity	66,798	68,480	69,353	68,665	70,047
Total liabilities and shareholders’ equity	$535,981	$534,911	$526,685	$518,774	$508,833
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Truist Financial Corporation 7

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2022			December 31, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$9,890	$18	0.72%	$9,891	$18	0.72%
U.S. government-sponsored entities (GSE)	1,120	6	2.13	1,686	9	2.20
Mortgage-backed securities issued by GSE	137,052	590	1.72	137,651	552	1.60
States and political subdivisions	374	3	3.72	410	3	3.60
Non-agency mortgage-backed	4,224	24	2.25	3,738	20	2.23
Other	27	—	2.04	29	1	1.90
Total securities	152,687	641	1.68	153,405	603	1.57
Loans and leases:
Commercial:
Commercial and industrial	138,872	987	2.88	134,804	986	2.90
CRE	23,555	168	2.84	24,396	175	2.81
Commercial construction	5,046	35	3.05	5,341	38	2.96
Consumer:
Residential mortgage	47,976	428	3.57	47,185	453	3.84
Residential home equity and direct	24,883	330	5.38	25,146	352	5.55
Indirect auto	26,088	357	5.56	26,841	389	5.75
Indirect other	10,860	169	6.32	10,978	176	6.42
Student	6,648	63	3.86	6,884	70	4.07
Credit card	4,682	104	8.97	4,769	105	8.69
Total loans and leases held for investment	288,610	2,641	3.70	286,344	2,744	3.81
Loans held for sale	3,874	28	2.87	4,730	32	2.66
Total loans and leases	292,484	2,669	3.69	291,074	2,776	3.79
Interest earning trading assets	5,837	43	3.04	6,772	46	2.72
Other earning assets	18,932	30	0.63	19,634	10	0.20
Total earning assets	469,940	3,383	2.90	470,885	3,435	2.90
Nonearning assets	66,041			64,026
Total assets	$535,981			$534,911
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$112,159	14	0.05	$110,506	15	0.05
Money market and savings	141,500	11	0.03	137,676	8	0.03
Time deposits	15,646	7	0.18	16,292	9	0.21
Total interest-bearing deposits (4)	269,305	32	0.05	264,474	32	0.05
Short-term borrowings	6,944	10	0.60	6,433	9	0.55
Long-term debt	35,337	132	1.50	37,623	127	1.35
Total interest-bearing liabilities	311,586	174	0.22	308,530	168	0.22
Noninterest-bearing deposits (4)	145,933			146,492
Other liabilities	11,664			11,409
Shareholders’ equity	66,798			68,480
Total liabilities and shareholders’ equity	$535,981			$534,911
Average interest-rate spread			2.68			2.68

Net interest income/ net interest margin - taxable equivalent		$3,209	2.76%		$3,267	2.76%
Taxable-equivalent adjustment		$26			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.03% for the three months ended March 31, 2022 and December 31, 2021.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2021			June 30, 2021			March 31, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$9,699	$18	0.72%	$9,070	$16	0.73%	$1,759	$4	0.89%
U.S. government-sponsored entities (GSE)	1,830	10	2.31	1,840	11	2.33	1,839	11	2.33
Mortgage-backed securities issued by GSE	132,890	509	1.53	124,251	466	1.50	118,171	426	1.44
States and political subdivisions	425	4	3.52	437	4	3.55	444	4	3.52
Non-agency mortgage-backed	1,398	8	2.20	17	—	2.46	—	—	—
Other	30	—	1.90	32	—	1.88	33	—	1.92
Total securities	146,272	549	1.50	135,647	497	1.47	122,246	445	1.45
Loans and leases:
Commercial:
Commercial and industrial	134,942	1,023	3.01	138,539	1,072	3.10	141,026	1,093	3.14
CRE	24,849	181	2.86	25,645	183	2.84	26,211	189	2.90
Commercial construction	5,969	42	2.96	6,359	45	2.95	6,557	48	3.04
Consumer:
Residential mortgage	45,369	450	3.96	43,605	474	4.35	45,823	507	4.42
Residential home equity and direct	25,242	360	5.67	25,238	361	5.74	25,658	368	5.81
Indirect auto	26,830	405	5.99	26,444	409	6.20	26,363	426	6.56
Indirect other	11,112	183	6.54	10,797	185	6.86	10,848	187	6.98
Student	7,214	74	4.02	7,396	72	3.90	7,519	73	3.96
Credit card	4,632	105	9.01	4,552	99	8.73	4,645	106	9.24
Total loans and leases held for investment	286,159	2,823	3.92	288,575	2,900	4.03	294,650	2,997	4.11
Loans held for sale	4,179	28	2.69	4,390	28	2.57	4,891	32	2.59
Total loans and leases	290,338	2,851	3.90	292,965	2,928	4.01	299,541	3,029	4.09
Interest earning trading assets	5,809	41	2.81	5,061	37	2.82	4,742	32	2.79
Other earning assets	19,331	13	0.25	21,592	9	0.19	17,417	16	0.37
Total earning assets	461,750	3,454	2.98	455,265	3,471	3.06	443,946	3,522	3.20
Nonearning assets	64,935			63,509			64,887
Total assets	$526,685			$518,774			$508,833
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$107,802	14	0.05	$106,121	15	0.06	$104,744	15	0.06
Money market and savings	136,094	9	0.03	134,029	8	0.03	129,303	10	0.03
Time deposits	17,094	10	0.23	18,213	13	0.28	20,559	22	0.44
Total interest-bearing deposits (4)	260,990	33	0.05	258,363	36	0.06	254,606	47	0.07
Short-term borrowings	5,360	9	0.68	6,168	15	0.98	6,731	14	0.82
Long-term debt	37,329	151	1.61	36,873	147	1.60	37,820	148	1.57
Total interest-bearing liabilities	303,679	193	0.25	301,404	198	0.26	299,157	209	0.28
Noninterest-bearing deposits (4)	141,738			137,892			128,579
Other liabilities	11,915			10,813			11,050
Shareholders’ equity	69,353			68,665			70,047
Total liabilities and shareholders’ equity	$526,685			$518,774			$508,833
Average interest-rate spread			2.73			2.80			2.92

Net interest income/ net interest margin - taxable equivalent		$3,261	2.81%		$3,273	2.88%		$3,313	3.01%
Taxable-equivalent adjustment		$28			$28			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.03%, 0.04%, and 0.05% for the three months ended September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

Truist Financial Corporation 9

Credit Quality
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$330	$394	$423	$402	$474
CRE	27	29	20	25	58
Commercial construction	—	7	7	12	13
Consumer:
Residential mortgage	315	296	306	302	290
Residential home equity and direct	141	141	146	165	172
Indirect auto	227	218	172	148	158
Indirect other	4	5	6	6	6
Total nonaccrual loans and leases held for investment	1,044	1,090	1,080	1,060	1,171
Loans held for sale	39	22	76	78	72
Total nonaccrual loans and leases	1,083	1,112	1,156	1,138	1,243
Foreclosed real estate	3	8	9	13	18
Other foreclosed property	49	43	39	41	38
Total nonperforming assets	$1,135	$1,163	$1,204	$1,192	$1,299
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$104	$147	$200	$202	$201
CRE	5	5	8	24	47
Commercial construction	1	—	—	—	—
Consumer:
Residential mortgage - government guaranteed	622	480	507	520	535
Residential mortgage - nonguaranteed	244	212	205	207	198
Residential home equity and direct	91	98	105	107	109
Indirect auto	392	389	390	389	399
Indirect other	6	7	7	7	7
Student - nonguaranteed	25	25	23	13	8
Credit card	25	27	30	32	35
Total performing TDRs	1,515	1,390	1,475	1,501	1,539
Nonperforming TDRs	189	152	159	190	207
Total TDRs	$1,704	$1,542	$1,634	$1,691	$1,746
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$22	$13	$18	$14	$14
Consumer:
Residential mortgage - government guaranteed	996	978	823	929	935
Residential mortgage - nonguaranteed	31	31	29	47	40
Residential home equity and direct	12	9	7	7	11
Indirect auto	1	1	2	2	2
Indirect other	2	3	2	1	1
Student - government guaranteed	818	864	965	1,043	1,033
Student - nonguaranteed	4	4	3	3	4
Credit card	28	27	23	22	32
Total loans 90 days past due and still accruing	$1,914	$1,930	$1,872	$2,068	$2,072
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$280	$130	$135	$146	$152
CRE	13	20	4	7	9
Commercial construction	1	2	2	1	4
Consumer:
Residential mortgage - government guaranteed	216	256	264	307	330
Residential mortgage - nonguaranteed	326	258	231	236	247
Residential home equity and direct	142	107	81	73	82
Indirect auto	529	607	560	428	328
Indirect other	65	64	53	47	45
Student - government guaranteed	476	549	451	543	551
Student - nonguaranteed	6	6	5	5	5
Credit card	47	45	37	31	35
Total loans 30-89 days past due	$2,101	$2,044	$1,823	$1,824	$1,788

10 Truist Financial Corporation

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Allowance for Credit Losses
Beginning balance	$4,695	$4,978	$5,436	$6,011	$6,199
Provision for credit losses	(95)	(103)	(324)	(434)	48
Charge-offs:
Commercial:
Commercial and industrial	(31)	(54)	(57)	(53)	(79)
CRE	(1)	(5)	(1)	—	(4)
Commercial construction	(1)	—	—	—	(2)
Consumer:
Residential mortgage	(2)	(1)	(7)	(4)	(11)
Residential home equity and direct	(58)	(51)	(51)	(57)	(55)
Indirect auto	(102)	(89)	(73)	(69)	(105)
Indirect other	(19)	(16)	(13)	(11)	(17)
Student	(6)	(12)	(6)	(3)	(3)
Credit card	(41)	(37)	(31)	(42)	(40)
Total charge-offs	(261)	(265)	(239)	(239)	(316)
Recoveries:
Commercial:
Commercial and industrial	17	23	42	23	19
CRE	1	—	1	4	1
Commercial construction	1	1	1	1	1
Consumer:
Residential mortgage	6	2	3	5	2
Residential home equity and direct	20	21	20	20	18
Indirect auto	23	21	22	27	22
Indirect other	6	6	5	7	6
Student	—	—	1	—	—
Credit card	9	9	9	10	9
Total recoveries	83	83	104	97	78
Net charge-offs	(178)	(182)	(135)	(142)	(238)
Other	1	2	1	1	2
Ending balance	$4,423	$4,695	$4,978	$5,436	$6,011
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,170	$4,435	$4,702	$5,121	$5,662
Reserve for unfunded lending commitments (RUFC)	253	260	276	315	349
Allowance for credit losses	$4,423	$4,695	$4,978	$5,436	$6,011

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2022	2021	2021	2021	2021
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.72%	0.71%	0.64%	0.64%	0.61%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.66	0.67	0.66	0.72	0.71
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.36	0.38	0.38	0.37	0.40
Nonperforming loans and leases as a percentage of loans and leases (1)	0.37	0.38	0.40	0.39	0.42
Nonperforming assets as a percentage of:
Total assets (1)	0.21	0.21	0.23	0.23	0.25
Loans and leases plus foreclosed property	0.38	0.39	0.40	0.39	0.42
Net charge-offs as a percentage of average loans and leases	0.25	0.25	0.19	0.20	0.33
Allowance for loan and lease losses as a percentage of loans and leases	1.44	1.53	1.65	1.79	1.94
Ratio of allowance for loan and lease losses to:
Net charge-offs	5.78X	6.14X	8.79X	8.98X	5.87X
Nonperforming loans and leases	3.99X	4.07X	4.35X	4.83X	4.84X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.03%	0.03%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

Truist Financial Corporation 11

	March 31, 2022
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$102	98.1%	$2	1.9%	$—	—%	$104
CRE	5	100.0	—	—	—	—	5
Commercial construction	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage - government guaranteed	290	46.6	58	9.3	274	44.1	622
Residential mortgage - nonguaranteed	210	86.1	25	10.2	9	3.7	244
Residential home equity and direct	85	93.4	6	6.6	—	—	91
Indirect auto	336	85.7	56	14.3	—	—	392
Indirect other	5	83.3	1	16.7	—	—	6
Student - nonguaranteed	22	88.0	2	8.0	1	4.0	25
Credit card	22	88.0	2	8.0	1	4.0	25
Total performing TDRs (1)	1,078	71.2	152	10.0	285	18.8	1,515
Nonperforming TDRs (2)	57	30.2	24	12.7	108	57.1	189
Total TDRs (1)(2)	$1,135	66.6%	$176	10.3%	$393	23.1%	$1,704
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2022	2021	2021	2021	2021
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.04%	0.09%	0.04%	0.09%	0.17%
CRE			0.01	0.07	—	(0.05)	0.04
Commercial construction			(0.02)	(0.10)	(0.06)	(0.06)	0.08
Consumer:
Residential mortgage			(0.03)	(0.02)	0.04	(0.01)	0.08
Residential home equity and direct			0.61	0.49	0.49	0.59	0.58
Indirect auto			1.23	1.01	0.75	0.63	1.28
Indirect other			0.48	0.39	0.26	0.17	0.39
Student			0.33	0.65	0.31	0.16	0.16
Credit card			2.77	2.31	1.90	2.75	2.74
Total loans and leases			0.25	0.25	0.19	0.20	0.33
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
ALLL	$4,170	$4,435	$4,702	$5,121	$5,662
Unamortized fair value mark (1)	1,119	1,323	1,540	1,777	2,067
Allowance plus unamortized fair value mark	$5,289	$5,758	$6,242	$6,898	$7,729

Loans and leases held for investment	$290,081	$289,513	$285,522	$286,485	$291,511
Unamortized fair value mark (1)	1,119	1,323	1,540	1,777	2,067
Gross loans and leases	$291,200	$290,836	$287,062	$288,262	$293,578

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.44%	1.53%	1.65%	1.79%	1.94%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	1.82	1.98	2.17	2.39	2.63
(1)Unamortized fair value mark includes credit, interest rate, and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist’s management uses these measures to assess loss absorption capacity.
12 Truist Financial Corporation

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(1,323)	$(1,540)	$(1,777)	$(2,067)	$(2,395)
Accretion	191	217	233	285	316
Purchase accounting adjustments and other activity	13	—	4	5	12
Ending balance	$(1,119)	$(1,323)	$(1,540)	$(1,777)	$(2,067)
Core deposit and other intangible assets
Beginning balance	$3,408	$2,930	$2,665	$2,825	$2,984
Additions - acquisitions	430	647	418	—	14
Amortization of intangibles	(137)	(143)	(145)	(142)	(144)
Amortization in net occupancy expense	(8)	(3)	(4)	(3)	(3)
Purchase accounting adjustments and other activity	—	(23)	(4)	(15)	(26)
Ending balance	$3,693	$3,408	$2,930	$2,665	$2,825
Deposits (3)
Beginning balance unamortized fair value mark	$(7)	$(9)	$(12)	$(15)	$(19)
Amortization	2	2	3	3	4
Ending balance	$(5)	$(7)	$(9)	$(12)	$(15)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(139)	$(157)	$(176)	$(196)	$(216)
Amortization	17	18	19	20	20
Ending balance	$(122)	$(139)	$(157)	$(176)	$(196)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Truist Financial Corporation 13

Segment Financial Performance - Preliminary
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Consumer Banking and Wealth
Net interest income (expense)	$1,529	$1,630	$1,666	$1,687	$1,753
Net intersegment interest income (expense)	649	595	485	385	231
Segment net interest income	2,178	2,225	2,151	2,072	1,984
Allocated provision for credit losses	74	59	(5)	(4)	100
Noninterest income	950	992	1,028	925	920
Noninterest expense	1,919	1,950	1,930	1,929	1,915
Income (loss) before income taxes	1,135	1,208	1,254	1,072	889
Provision (benefit) for income taxes	271	243	272	251	208
Segment net income (loss)	$864	$965	$982	$821	$681

Corporate and Commercial Banking
Net interest income (expense)	$1,093	$1,105	$1,125	$1,182	$1,208
Net intersegment interest income (expense)	156	190	157	113	72
Segment net interest income	1,249	1,295	1,282	1,295	1,280
Allocated provision for credit losses	(150)	(183)	(264)	(399)	(35)
Noninterest income	619	790	753	808	692
Noninterest expense	757	814	820	841	775
Income (loss) before income taxes	1,261	1,454	1,479	1,661	1,232
Provision (benefit) for income taxes	276	292	311	366	266
Segment net income (loss)	$985	$1,162	$1,168	$1,295	$966

Insurance Holdings
Net interest income (expense)	$24	$23	$27	$25	$24
Net intersegment interest income (expense)	—	—	1	—	—
Segment net interest income	24	23	28	25	24
Allocated provision for credit losses	—	(1)	1	(1)	1
Noninterest income	737	681	652	698	633
Noninterest expense	560	547	537	515	480
Income (loss) before income taxes	201	158	142	209	176
Provision (benefit) for income taxes	49	32	31	50	43
Segment net income (loss)	$152	$126	$111	$159	$133

Other, Treasury & Corporate (1)
Net interest income (expense)	$537	$485	$415	$351	$300
Net intersegment interest income (expense)	(805)	(785)	(643)	(498)	(303)
Segment net interest income	(268)	(300)	(228)	(147)	(3)
Allocated provision for credit losses	(19)	22	(56)	(30)	(18)
Noninterest income	(164)	(140)	(68)	(26)	(48)
Noninterest expense	438	389	508	726	440
Income (loss) before income taxes	(851)	(851)	(748)	(869)	(473)
Provision (benefit) for income taxes	(266)	(200)	(191)	(252)	(166)
Segment net income (loss)	$(585)	$(651)	$(557)	$(617)	$(307)

Total Truist Financial Corporation
Net interest income (expense)	$3,183	$3,243	$3,233	$3,245	$3,285
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,183	3,243	3,233	3,245	3,285
Allocated provision for credit losses	(95)	(103)	(324)	(434)	48
Noninterest income	2,142	2,323	2,365	2,405	2,197
Noninterest expense	3,674	3,700	3,795	4,011	3,610
Income (loss) before income taxes	1,746	1,969	2,127	2,073	1,824
Provision (benefit) for income taxes	330	367	423	415	351
Net income	$1,416	$1,602	$1,704	$1,658	$1,473
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

14 Truist Financial Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2022	2021	2021	2021	2021
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$37,224	$37,524	$38,859	$38,690	$38,267
Tier 1	43,895	44,194	45,529	45,360	45,388
Total	51,598	51,518	53,228	53,640	54,245
Risk-weighted assets	397,611	390,886	383,871	379,044	378,458
Average quarterly assets for leverage ratio	512,694	510,404	503,223	496,391	484,961
Average quarterly assets for supplementary leverage ratio	598,961	595,075	585,420	576,734	546,470
Risk-based capital ratios:
Common equity tier 1	9.4%	9.6%	10.1%	10.2%	10.1%
Tier 1	11.0	11.3	11.9	12.0	12.0
Total	13.0	13.2	13.9	14.2	14.3
Leverage capital ratio	8.6	8.7	9.0	9.1	9.4
Supplementary leverage	7.3	7.4	7.8	7.9	8.3
Equity as a percentage of total assets	12.0	12.8	13.0	13.1	13.1
Common equity per common share	$43.82	$47.14	$46.62	$46.20	$45.17

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2022	2021	2021	2021	2021
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders’ equity	$65,044	$69,271	$68,900	$68,336	$67,876
Less:
Preferred stock	6,673	6,673	6,673	6,673	7,124
Noncontrolling interests	23	—	—	—	—
Intangible assets, net of deferred taxes	29,229	28,772	27,066	26,296	26,413
Tangible common equity	$29,119	$33,826	$35,161	$35,367	$34,339

Outstanding shares at end of period (in thousands)	1,331,414	1,327,818	1,334,892	1,334,770	1,344,845
Tangible Common Equity Per Common Share	$21.87	$25.47	$26.34	$26.50	$25.53
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
Truist Financial Corporation 15

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2022	2021	2021	2021	2021
Residential Mortgage Income
Residential mortgage production revenue	$52	$115	$139	$122	$140
Residential mortgage servicing income:
Residential mortgage servicing revenue	145	155	157	139	141
Realization of expected residential MSR cash flows	(109)	(143)	(146)	(175)	(208)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	350	(25)	77	(188)	360
MSRs hedge gains (losses)	(349)	57	(48)	219	(333)
Net MSRs valuation	1	32	29	31	27
Total residential mortgage servicing income	$37	$44	$40	$(5)	$(40)
Total residential mortgage income	$89	$159	$179	$117	$100
Commercial Mortgage Income
Commercial mortgage production revenue	$32	$40	$48	$40	$30
Commercial mortgage servicing income:
Commercial mortgage servicing revenue	17	18	17	17	17
Realization of expected commercial MSR cash flows	(17)	(12)	(11)	(11)	(15)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	9	(1)	1	(4)	13
MSRs hedge gains (losses)	(9)	—	(1)	5	(12)
Net MSRs valuation	—	(1)	—	1	1
Total commercial mortgage servicing income	$—	$5	$6	$7	$3
Commercial mortgage income	$32	$45	$54	$47	$33
Other Mortgage Banking Information
Residential mortgage loan originations	$11,408	$14,458	$15,852	$14,301	$13,075
Residential mortgage servicing portfolio (1):
Loans serviced for others	195,737	196,011	198,119	178,004	179,836
Bank-owned loans serviced	50,927	50,716	50,427	46,031	48,800
Total servicing portfolio	246,664	246,727	248,546	224,035	228,636
Weighted-average coupon rate on mortgage loans serviced for others	3.41%	3.44%	3.49%	3.66%	3.76%
Weighted-average servicing fee on mortgage loans serviced for others	0.31	0.31	0.31	0.31	0.31

Additional Information
NQDCP income (expense):
Interest income	$19	$1	$2	$2	$9
Other income	(44)	(7)	30	43	23
Personnel expense	25	6	(32)	(45)	(32)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Fair value of derivatives, net	$631	$1,784	$2,375	$2,614	$2,222
CVA/DVA income (expense) included in investment banking and trading income	24	12	16	(12)	48

Common stock prices:
High	68.95	65.42	60.74	62.89	61.26
Low	56.19	54.73	51.87	52.61	46.71
End of period	56.70	58.55	58.65	55.50	58.32
Banking offices	2,112	2,517	2,518	2,557	2,556
ATMs	3,214	3,670	3,684	3,779	3,807
FTEs (2)	51,169	51,348	52,675	52,248	53,207
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter.
16 Truist Financial Corporation

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57

Fourth Quarter 2021
Incremental operating expenses related to the merger ($144 million professional fees and outside processing, $59 million personnel expense, and $12 million other)	$(215)	$(165)

Third Quarter 2021
Incremental operating expenses related to the merger ($132 million professional fees and outside processing, $41 million personnel expense, and $18 million other)	$(191)	$(147)
Professional fee accrual (professional fees and outside processing)	(30)	(23)

Second Quarter 2021
Charitable contribution (other expense)	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other)	$(175)	$(134)
Acceleration for cash flow hedge unwind (other expense)	(36)	(28)
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses, gains and losses on the early extinguishment of debt, and costs classified as merger-related and restructuring charges.

Non-GAAP Reconciliations
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,674	$3,700	$3,795	$4,011	$3,610
Merger-related and restructuring charges, net	(216)	(212)	(172)	(297)	(141)
Gain (loss) on early extinguishment of debt	—	1	—	—	3
Incremental operating expense related to the merger	(202)	(215)	(191)	(190)	(175)
Amortization of intangibles	(137)	(143)	(145)	(142)	(144)
Charitable contribution	—	—	—	(200)	—
Professional fee accrual	—	—	(30)	—	—
Acceleration for cash flow hedge unwind	—	—	—	—	(36)
Efficiency Ratio Numerator - Adjusted	$3,119	$3,131	$3,257	$3,182	$3,117

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,325	$5,566	$5,598	$5,650	$5,482
Taxable equivalent adjustment	26	24	28	28	28
Securities (gains) losses	69	—	—	—	—
Gain on redemption of noncontrolling equity interest	(74)	—	—	—	—
Gains on divestiture of certain businesses	—	—	—	—	(37)
Efficiency Ratio Denominator - Adjusted	$5,346	$5,590	$5,626	$5,678	$5,473

Efficiency Ratio - GAAP	69.0%	66.5%	67.8%	71.0%	65.8%
Efficiency Ratio - Adjusted	58.3	56.0	57.9	56.1	56.9
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
Truist Financial Corporation 17

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2022	2021	2021	2021	2021
Return on Average Tangible Common Shareholders’ Equity (1)
Net income available to common shareholders	$1,327	$1,524	$1,616	$1,559	$1,334
Plus: Amortization of intangibles, net of tax	105	110	113	107	111
Tangible net income available to common shareholders	$1,432	$1,634	$1,729	$1,666	$1,445

Average common shareholders’ equity	$60,117	$61,807	$62,680	$61,709	$62,252
Less: Average intangible assets, net of deferred taxes	28,905	27,523	27,149	26,366	26,535
Average tangible common shareholders’ equity	$31,212	$34,284	$35,531	$35,343	$35,717

Return on average common shareholders’ equity	9.0%	9.8%	10.2%	10.1%	8.7%
Return on average tangible common shareholders’ equity	18.6	18.9	19.3	18.9	16.4
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2022	2021	2021	2021	2021
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,327	$1,524	$1,616	$1,559	$1,334
Merger-related and restructuring charges	166	163	132	228	108
Securities (gains) losses	53	—	—	—	—
Loss (gain) on early extinguishment of debt	—	—	—	(1)	(2)
Incremental operating expenses related to the merger	155	165	147	146	134
Charitable contribution	—	—	—	153	—
Professional fee accrual	—	—	23	—	—
Acceleration for cash flow hedge unwind	—	—	—	—	28
Gain on redemption of noncontrolling equity interest	(57)	—	—	—	—
Net income available to common shareholders - adjusted	$1,644	$1,852	$1,918	$2,085	$1,602

Weighted average shares outstanding - diluted	1,341,563	1,343,029	1,346,854	1,349,492	1,358,932

Diluted EPS - GAAP	$0.99	$1.13	$1.20	$1.16	$0.98
Diluted EPS - adjusted	1.23	1.38	1.42	1.55	1.18
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
18 Truist Financial Corporation